!  HLIB.CDI  #CMOVER_3.0D ASSET_BACKED_HOMEEQUITY  !  MAX_CF_VECTSIZE 620

!

!! Created by Intex Deal Maker v3.7.004  ,  subroutines 3.1

!!   05/20/2004   3:10 PM

!

!  Modeled in the Intex CMO Modeling Language, (NYFI7W905457)

!  which is copyright (c) 2004 by Intex Solutions, Inc.

!  Intex shall not be held liable for the accuracy of this data

!  nor for the accuracy of information which is derived from this data.

!

 COLLAT_GROUPS 1 2

!

!

  DEFINE CONSTANT #OrigCollBal = 95000000.02

  DEFINE CONSTANT #OrigCollBal1 = 9157145.55

  DEFINE CONSTANT #OrigCollBal2 = 85842854.47

!

  DEFINE CONSTANT #OrigBondBal = 95000000.00

  DEFINE CONSTANT #OrigBondBal1 = 9157145.55

  DEFINE CONSTANT #OrigBondBal2 = 85842854.47

!

  DEFINE #BondBal                        = 95000000.00

!

   FULL_DEALNAME:        HLIB

!

   DEAL SIZE:            $ 95000000.00

   PRICING SPEED:        GROUP 1 CPR 0%

   PRICING SPEED:        GROUP 2 CPR 0%

!  ISSUE DATE:           20040501

   SETTLEMENT DATE:      20040527

!

  Record date delay:     14

!

 DEFINE TR_INDEXDEPS_ALL

!

 DEFINE VARNAMES #FGBal

!

   DEAL_CLOCK_INFO _

       ISSUE_CDU_DATE             20040501 _

       DEAL_FIRSTPAY_DATE         20040615

!

!

 DEFINE TABLE "CapNotional" (34, 2) = "CURDATE" "Balance"

      20040615.1     95,000,000.02

      20040715.1     93,112,176.16

      20040815.1     91,273,977.13

      20040915.1     89,169,580.74

      20041015.1     86,805,988.89

      20041115.1     84,504,544.67

      20041215.1     82,263,622.49

      20050115.1     80,081,639.12

      20050215.1     77,957,052.61

      20050315.1     75,888,361.20

      20050415.1     73,874,102.29

      20050515.1     71,912,851.42

      20050615.1     70,003,221.27

      20050715.1     68,143,860.69

      20050815.1     66,333,453.78

      20050915.1     64,570,718.94

      20051015.1     62,854,408.01

      20051115.1     61,183,305.38

      20051215.1     59,556,227.16

      20060115.1     57,972,020.34

      20060215.1     56,429,561.98

      20060315.1     54,927,770.07

      20060415.1     53,465,567.30

      20060515.1     52,043,709.31

      20060615.1     50,659,301.40

      20060715.1     49,311,363.17

      20060815.1     47,998,939.81

      20060915.1     46,721,386.93

      20061015.1     45,477,784.26

      20061115.1     44,266,950.19

      20061215.1     43,088,026.77

      20070115.1     41,940,178.40

      20070215.1     40,822,591.29

      99999999       0

!

 DEFINE TABLE "CapRateSch" (33, 2) = "CURDATE" "Rate"

      20040615.1     6

      20040715.1     6

      20040815.1     6

      20040915.1     6

      20041015.1     6

      20041115.1     6

      20041215.1     6

      20050115.1     6

      20050215.1     6

      20050315.1     6

      20050415.1     6

      20050515.1     6

      20050615.1     6

      20050715.1     6

      20050815.1     6

      20050915.1     6

      20051015.1     6

      20051115.1     6

      20051215.1     6

      20060115.1     6

      20060215.1     6

      20060315.1     6

      20060415.1     7.45

      20060515.1     7.45

      20060615.1     7.45

      20060715.1     7.45

      20060815.1     7.45

      20060915.1     7.45

      20061015.1     8.50

      20061115.1     8.50

      20061215.1     8.50

      20070115.1     8.50

      20070215.1     8.50

!

  DEFINE DYNAMIC #CapBal = LOOKUP_TBL( "STEP", Curdate, "CapNotional", "CURDATE", "Balance" )

!

  DEFINE DYNAMIC #CapBalEnd = LOOKUP_TBL( "STEP", Curdate + 30, "CapNotional", "CURDATE", "Balance" )

!

  DEFINE DYNAMIC #CapRate = LOOKUP_TBL( "STEP", Curdate, "CapRateSch", "CURDATE", "Rate" )

!

!

  DEFINE DYNAMIC STICKY #NetRate  = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200

  DEFINE DYNAMIC STICKY #NetRate1  = ( COLL_I_MISC("COUPON", 1) ) / COLL_PREV_BAL(1) * 1200

  DEFINE DYNAMIC STICKY #NetRate2  = ( COLL_I_MISC("COUPON", 2) ) / COLL_PREV_BAL(2) * 1200

!

!

!

  DEFINE DYNAMIC STICKY #NetRateActual360 = #Netrate * 30 / DAYS_DIFF(CURDATE , MONTHS_ADD(CURDATE,-1))

!

  DEFINE #FGWrapBal = 95000000

!

  DEFINE      #InitAcctBal   = 0

  DEFINE      #SpecAcctBal   = 0

!

!

!

TOLERANCE WRITEDOWN_0LOSS 1.00

!

  INITIAL INDEX    LIBOR_6MO          1.55

  INITIAL INDEX    LIBOR_1MO           1.1

!

DEFINE TRANCHE "EXP", "CAP_IN", "SNR", "R"

!

  DEFINE #SpecAcctBal = 0

!

Tranche "EXP" SEN_FEE_NO

  Block ( #FGWrapBal ); at 0.18 NOTIONAL WITH FORMULA BEGIN ( IF COLL_PREV_BAL > 0 THEN #FGWrapBal ELSE 0 ); _

                                                        END ( IF COLL_BAL > 0 THEN #FGWrapBal ELSE 0 ); _

          DAYCOUNT 30360 FREQ M _

          Delay 14  Dated 20040501  Next 20040615

!

Tranche "CAP_IN" PSEUDO HEDGE

   Block $ 95,000,000.02 FLOAT NOTIONAL WITH FORMULA BEGIN ( #CapBal ); END ( #CapBalEnd ); _

          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE FREQ M _

          Delay 0  Dated 20040527  Next 20040615

     ((1 * MIN(9.00, LIBOR_1MO)) + (-1 * #CapRate))

     0     999

!

Tranche "SNR" SEN_FLT

   Block 95000000.00  FREQ M FLOAT RESET M _

          COUPONCAP 30360 NONE ( (#NetRate - (OPTIMAL_INTPMT("EXP")) / COLL_PREV_BAL * 1200) * 30 / (IF CURDATE EQ DEAL_FIRST_PAYDATE THEN 18 ELSE 30) ); _

          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _

          Delay 0  Dated 20040527  Next 20040615

     (1 * LIBOR_1MO + ( IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN 0.64 ELSE 0.32 ))

     0     999

!

Tranche "R" SEN_RES

   Block 95000000.02 at 0 NOTIONAL WITH GROUP 0 SURPLUS _

         DAYCOUNT 30360 BUSINESS_DAY NONE _

         FREQ M   Delay 14  Dated 20040501  Next 20040615

!

!

DEFINE PSEUDO_TRANCHE COLLAT _

   Delay 14 Dated 20040501 Next 20040615 Settle 20040527

DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _

   Delay 14 Dated 20040501 Next 20040615 Settle 20040527

DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _

   Delay 14 Dated 20040501 Next 20040615 Settle 20040527

!

  RESERVE_FUND "YmRsvFnd"   FUNDING_FROM RULES

!

  RESERVE_FUND "Reserve" _

               ON TRANCHE "SNR" _

               COVERS DELINQ LOSSES _

               COVERS INTEREST SHORTFALLS _

               EXCESS_TO "R#1" _

               BALANCE_CAP ( #SpecAcctBal ); _

               FUNDING_FROM RULES _

               REINVEST_AT (1)

!

  HEDGE "CAP" _

                     TYPE  CAP _

                     LEG   "FLT"     DEAL_RECEIVES   OPTIMAL_INTPMT  "CAP_IN"

!

  FINANCIAL_GUARANTY "AMBAC" _

               ON TRANCHE "SNR" _

               COVERS DELINQ LOSSES _

               COVERS INTEREST SHORTFALLS _

               BY "AMBAC"

!

  CLASS "EXP"      NO_BUILD_TRANCHE _

                    = "EXP"

  CLASS "SNR"       NO_BUILD_TRANCHE _

                    = "SNR"

  CLASS "RESID"    NO_BUILD_TRANCHE _

                    = "R#1"

!

!

  CLASS "ROOT" _

                 DISTRIB_CLASS RULES _

                 SHORTFALL_PAYBACK PRINCIPAL_LOSS TRUE _

                 SHORTFALL_EARN_INT INTEREST TRUE _

                   = "EXP" "SNR"  "RESID"

!

  CROSSOVER When 0

!

  OPTIONAL REDEMPTION:    "Cleanup" _

                          COLL_FRAC 10% _

                          PRICE_P ( COLL_BAL );

!

  OPTIONAL REDEMPTION "DealTermination" _

     MANDATORY _

     PRICE_P ( COLL_BAL ); _

     WHEN_EXPR ( DBAL LT .01 );

!

!

 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _

                             PARTIAL_PREPAY Compensate Pro_rata _

                             LOSS           NO_Compensate SUBORDINATED ACCUM

!

 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _

                             PARTIAL_PREPAY Compensate Pro_rata _

                             LOSS           NO_Compensate SUBORDINATED ACCUM

!

 DEFINE MACRO BLOCK #SNR_Prn =

{

------------------------------------

        from :  CLASS ( "SNR" )

         pay :  SEQUENTIAL ( "SNR#1" )

------------------------------------

}

!

 DEFINE DYNAMIC #SpecAcctFund = MAX( 0, #SpecAcctBal - CREDIT_ENHANCEMENT ( "Reserve" ) )

!

!

 CMO Block Payment Rules

------------------------------------

        from :  CASH_ACCOUNT (100)

  subject to :  CEILING ( (COLL("PREPAYPENALTY")) )

         pay :  CREDIT_ENHANCEMENT ("YmRsvFnd")

------------------------------------

   calculate : #HedgePaySave = 0.00

------------------------------------

------------------------------------

   calculate :  #InitAcctBal         = 2.90% * #OrigCollBal

   calculate :  #StepSprReq          = COLL_BAL * 5.80%

   calculate :  #StepDownDatePass    = CURMONTH GE 25

   calculate :  #StepDownBal         = COLL_BAL < #OrigCollBal * 50%

   calculate :  #FloorCollat         = 0.50% * #OrigCollBal

   calculate :  #FloorSprReq         = #FloorCollat

   calculate :  #SpecAcctBal         = IF ( #StepDownDatePass AND #StepDownBal ) _

                                       THEN MAX( MIN( #InitAcctBal, #StepSprReq ), #FloorSprReq ) _

                                       ELSE MAX(  #InitAcctBal, #FloorSprReq )

!

------------------------------------

        from :  CREDIT_ENHANCEMENT ("Reserve")

  subject to :  CEILING ( ( MAX( 0, CREDIT_ENHANCEMENT("Reserve") - #SpecAcctBal ) ) )

         pay :  CASH_ACCOUNT(0)

------------------------------------

!

  calculate :   V0 = 1

  calculate :   V1 = 1

  calculate :   V2 = 1

!

  calculate :  "SNR" _

 NO_CHECK  SCHEDULED   FRACTION  LIMIT #SchedSNR       = V0; _

 NO_CHECK  PREPAY      FRACTION  LIMIT #PrepaySNR      = V1; _

 NO_CHECK  LIQUIDATE   FRACTION  LIMIT #RecoverSNR     = V2

!

------------------------------------

         pay :  CLASS ENTIRETY  SEQUENTIAL  ( "EXP" )

------------------------------------

!

------------------------------------  Pay Interest to SNR  From Cash Account

        from :  CLASS ( "ROOT" )

         pay :  CLASS INTEREST  SEQUENTIAL  ( "SNR" )

------------------------------------

!

------------------------------------  Pay Interest Shortfall to SNR  From Cash Account

        from :  CLASS ( "ROOT" )

         pay :  CLASS INTSHORT  SEQUENTIAL  ( "SNR" )

------------------------------------

!

------------------------------------  Pay Principal to SNR  From Cash Account

        from :  CLASS ( "ROOT" )

         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "SNR" )

------------------------------------

  {#SNR_Prn}

------------------------------------

!

------------------------------------  Pay Writedown Loss to SNR  From Cash Account

        from :  CLASS ( "ROOT" )

         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "SNR" )

------------------------------------

!

------------------------------------  Pay Reserve Fund Reserve  From Cash Account

        from :  CLASS ( "ROOT" )

  subject to :  CEILING ( (#SpecAcctFund) )

         pay :  CREDIT_ENHANCEMENT ( "Reserve" )

------------------------------------

   calculate :  #RFB = CREDIT_ENHANCEMENT ( "Reserve" )

------------------------------------

        from :  CREDIT_ENHANCEMENT ("Reserve")

         pay :  CLASS INTEREST SEQUENTIAL ( "SNR" )

         pay :  CLASS INTSHORT SEQUENTIAL ( "SNR" )

         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR" )

------------------------------------

!

  {#SNR_Prn}

------------------------------------

   calculate : #Write = MAX(0.0, BBAL("SNR#1") - COLL_BAL)

------------------------------------

        from :  CREDIT_ENHANCEMENT ("AMBAC")

  subject to :  CEILING ( #Write )

         pay :  CLASS BALANCE PRO_RATA ( "SNR" )

------------------------------------

!

  {#SNR_Prn}

------------------------------------

!

!!  Penalty Allocation

!

------------------------------------

        from :  CREDIT_ENHANCEMENT ("YmRsvFnd")

  subject to :  CEILING ( (COLL("PREPAYPENALTY")) )

         pay :  PREPAYPENALTY SEQUENTIAL ("R#1")

------------------------------------

!

        from :  HEDGE ("CAP")

         pay :  AS_INTEREST ("R#1")

------------------------------------

        from :  CLASS ( "ROOT" )

         pay :  AS_INTEREST ("R#1")

------------------------------------

   calculate : #WriteDown = MAX(0.0, BBAL("SNR#1") - COLL_BAL)

------------------------------------

        from :  SUBACCOUNT ( #Writedown )

         pay :  WRITEDOWN SEQUENTIAL ( "SNR#1" )

------------------------------------

   calculate : #BondBal     = BBAL("SNR#1")

------------------------------------

   calculate : #FGWrapBal = BBAL("SNR#1")

------------------------------------

   calculate : #LastFGBal = #FGBal

   calculate : #FGBal = CREDIT_ENHANCEMENT("AMBAC")

   calculate : #FGDraw = MAX( 0, #FGBal - #LastFGBal )

------------------------------------

!

!

  DEFINE DYNAMIC #YM_HE6MO80PCT = LOAN("SCHAM_PREP_AMT") * 80% * LOAN("GROSSRATE") / 1200 * 6

!

 Collateral

!

!       Factor      --Delay--

! Type   Date       P/Y    BV   Use BV for 0

  WL  20040501    9999 9999   FALSE

!

! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos   P#mos  P#mos  Life   Reset Life   Max   Look

!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back

!! BEGINNING OF COLLATERAL

M        1     "15yr Fixed 3 yr Penalty"  WL    00    WAC            8.34935 (       234778.86 /       234778.86 );       234778.86                      0.52         0.52             179:1     179:1       180 NO_CHECK                                                                                                                                                                                       GROUP 1                               PREPAY_FLAG NONE ;

M        2     "15yr Fixed No Penalty"    WL    00    WAC            8.54739 (      1416939.52 /      1416939.52 );      1416939.52                      0.52         0.52             173:2     173:2       175 NO_CHECK                                                                                                                                                                                       GROUP 1                               PREPAY_FLAG NONE ;

M        3     "2/28 3 yr Penalty"        WL    00    WAC            6.76893 (     59717726.16 /     59717726.16 );     59717726.16                      0.52         0.52             333:1     333:1       334 NO_CHECK ARM LIBOR_6MO                  5.52312    23    6 SYNC_INT          13.47814               1        6.549990         0      0  INIT_PERCAP        2.36232  ORIG_GROSSRATE     6.76893 GROUP 2                               PREPAY_FLAG NONE ; TEASER

M        4     "2/28 No Penalty"          WL    00    WAC            8.20997 (       351321.68 /       351321.68 );       351321.68                      0.52         0.52             276:3     276:3       279 NO_CHECK ARM LIBOR_6MO                  6.97693    21    6 SYNC_INT          15.29170               1        7.665640         0      0  INIT_PERCAP        2.54087  ORIG_GROSSRATE     8.20997 GROUP 2                               PREPAY_FLAG NONE ; TEASER

M        5     "30yr Fixed 3 yr Penalty"  WL    00    WAC            8.09861 (       871419.93 /       871419.93 );       871419.93                      0.52         0.52             344:2     344:2       346 NO_CHECK                                                                                                                                                                                       GROUP 1                               PREPAY_FLAG NONE ;

M        6     "30yr Fixed No Penalty"    WL    00    WAC            8.28008 (      4344720.84 /      4344720.84 );      4344720.84                      0.52         0.52             317:3     317:3       320 NO_CHECK                                                                                                                                                                                       GROUP 1                               PREPAY_FLAG NONE ;

M        7     "3/27 3 yr Penalty"        WL    00    WAC            7.50846 (      4313093.01 /      4313093.01 );      4313093.01                      0.52         0.52             317:3     317:3       320 NO_CHECK ARM LIBOR_6MO                  6.25846    34    6 SYNC_INT          14.17662               1        6.985800         0      0  INIT_PERCAP        2.32753  ORIG_GROSSRATE     7.50846 GROUP 2                               PREPAY_FLAG NONE ; TEASER

M        8     "15yr Fixed 3 yr Penalty"  WL    00    WAC            8.34935 (        39129.81 /        39129.81 );        39129.81                      0.52         0.52             180:0     180:0       180 NO_CHECK                                                                                                                                                                                       GROUP 1       XPREFUND 2              PREPAY_FLAG NONE ;

M        9     "15yr Fixed No Penalty"    WL    00    WAC            8.54739 (       236156.59 /       236156.59 );       236156.59                      0.52         0.52             175:0     175:0       175 NO_CHECK                                                                                                                                                                                       GROUP 1       XPREFUND 2              PREPAY_FLAG NONE ;

M        10    "2/28 3 yr Penalty"        WL    00    WAC            6.76893 (      9952954.36 /      9952954.36 );      9952954.36                      0.52         0.52             334:0     334:0       334 NO_CHECK ARM LIBOR_6MO                  5.52312    25    6 SYNC_INT          13.47814               1        6.549990         0      0  INIT_PERCAP        2.36232  ORIG_GROSSRATE     6.76893 GROUP 2       XPREFUND 2              PREPAY_FLAG NONE ; TEASER

M        11    "2/28 No Penalty"          WL    00    WAC            8.20997 (        58553.61 /        58553.61 );        58553.61                      0.52         0.52             279:0     279:0       279 NO_CHECK ARM LIBOR_6MO                  6.97693    25    6 SYNC_INT          15.29170               1        7.665640         0      0  INIT_PERCAP        2.54087  ORIG_GROSSRATE     8.20997 GROUP 2       XPREFUND 2              PREPAY_FLAG NONE ; TEASER

M        12    "30yr Fixed 3 yr Penalty"  WL    00    WAC            8.09861 (       145236.66 /       145236.66 );       145236.66                      0.52         0.52             346:0     346:0       346 NO_CHECK                                                                                                                                                                                       GROUP 1       XPREFUND 2              PREPAY_FLAG NONE ;

M        13    "30yr Fixed No Penalty"    WL    00    WAC            8.28008 (       724120.14 /       724120.14 );       724120.14                      0.52         0.52             320:0     320:0       320 NO_CHECK                                                                                                                                                                                       GROUP 1       XPREFUND 2              PREPAY_FLAG NONE ;

M        14    "3/27 3 yr Penalty"        WL    00    WAC            7.50846 (       718848.84 /       718848.84 );       718848.84                      0.52         0.52             320:0     320:0       320 NO_CHECK ARM LIBOR_6MO                  6.25846    37    6 SYNC_INT          14.17662               1        6.985800         0      0  INIT_PERCAP        2.32753  ORIG_GROSSRATE     7.50846 GROUP 2       XPREFUND 2              PREPAY_FLAG NONE ; TEASER

M        15    "15yr Fixed 3 yr Penalty"  WL    00    WAC            8.34935 (        39129.81 /        39129.81 );        39129.81                      0.52         0.52             180:0     180:0       180 NO_CHECK                                                                                                                                                                                       GROUP 1       XPREFUND 3              PREPAY_FLAG NONE ;

M        16    "15yr Fixed No Penalty"    WL    00    WAC            8.54739 (       236156.59 /       236156.59 );       236156.59                      0.52         0.52             175:0     175:0       175 NO_CHECK                                                                                                                                                                                       GROUP 1       XPREFUND 3              PREPAY_FLAG NONE ;

M        17    "2/28 3 yr Penalty"        WL    00    WAC            6.76893 (      9952954.36 /      9952954.36 );      9952954.36                      0.52         0.52             334:0     334:0       334 NO_CHECK ARM LIBOR_6MO                  5.52312    25    6 SYNC_INT          13.47814               1        6.549990         0      0  INIT_PERCAP        2.36232  ORIG_GROSSRATE     6.76893 GROUP 2       XPREFUND 3              PREPAY_FLAG NONE ; TEASER

M        18    "2/28 No Penalty"          WL    00    WAC            8.20997 (        58553.61 /        58553.61 );        58553.61                      0.52         0.52             279:0     279:0       279 NO_CHECK ARM LIBOR_6MO                  6.97693    25    6 SYNC_INT          15.29170               1        7.665640         0      0  INIT_PERCAP        2.54087  ORIG_GROSSRATE     8.20997 GROUP 2       XPREFUND 3              PREPAY_FLAG NONE ; TEASER

M        19    "30yr Fixed 3 yr Penalty"  WL    00    WAC            8.09861 (       145236.66 /       145236.66 );       145236.66                      0.52         0.52             346:0     346:0       346 NO_CHECK                                                                                                                                                                                       GROUP 1       XPREFUND 3              PREPAY_FLAG NONE ;

M        20    "30yr Fixed No Penalty"    WL    00    WAC            8.28008 (       724120.14 /       724120.14 );       724120.14                      0.52         0.52             320:0     320:0       320 NO_CHECK                                                                                                                                                                                       GROUP 1       XPREFUND 3              PREPAY_FLAG NONE ;

M        21    "3/27 3 yr Penalty"        WL    00    WAC            7.50846 (       718848.84 /       718848.84 );       718848.84                      0.52         0.52             320:0     320:0       320 NO_CHECK ARM LIBOR_6MO                  6.25846    37    6 SYNC_INT          14.17662               1        6.985800         0      0  INIT_PERCAP        2.32753  ORIG_GROSSRATE     7.50846 GROUP 2       XPREFUND 3              PREPAY_FLAG NONE ; TEASER

“INTEX MODELS DISCLAIMER

The tables and other statistical analyses (the “Hypothetical Performance Data”) that you will produce using Intex with the attached information are privileged and intended solely for use by you (the party to whom Lehman Brothers Inc. provided the computer model used to generate them).  The Hypothetical Performance Data will be generated by you using a computer model prepared by Lehman Brothers Inc. in reliance upon information furnished by the Seller of the Mortgage Loans, the accuracy and completeness of which has not been verified by Lehman Brothers Inc. or any other person.  It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data.  You agree that the Hypothetical Performance Data will be generated by or on behalf of you, and that neither Lehman Brothers Inc. nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

Numerous assumptions were used in preparing the computer model you will use to generate the Hypothetical Performance Data.  Those assumptions may or may not be reflected in the Hypothetical Performance Data.  As such, no assurance can be given as to the Hypothetical Performance Data’s accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance.  The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data.  Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities.  The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance.  You should contact the Lehman Brothers Inc. Syndicate Desk at 212-526-9519 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security.  Neither Lehman Brothers Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are preliminary and subject to change prior to issuance.

Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers Inc. Syndicate Desk at 212-526-9519.

The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously.  In addition, this computer model will be superseded in its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.”